UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 24, 2006
Champion Enterprises, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Michigan
(State or Other Jurisdiction of Incorporation)

1-9751	38-2743168

(Commission File Number)	(IRS Employer Identification No.)

2701 Cambridge Court, Suite 300, Auburn Hills, Michigan	48326

(Address of Principal Executive Offices)	(Zip Code)
(248) 340-9090
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On October 24, 2006, Champion Enterprises, Inc. issued a press release announcing its financial results for the third quarter and year-to-date period ended September 30, 2006. This press release is being furnished pursuant to Item 2.02 of Form 8-K. The full text of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     Exhibits.

Exhibit
Number

99.1	Press Release dated October 24, 2006 announcing Champion Enterprises, Inc.’s financial results for the third quarter and year-to-date period ended September 30, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPION ENTERPRISES, INC.
By:	/s/ PHYLLIS A. KNIGHT
Phyllis A. Knight,
Executive Vice President, Treasurer, and Chief Financial Officer

Date: October 26, 2006

Index to Exhibits

Exhibit No.	Description

99.1	Press Release dated October 24, 2006 announcing Champion Enterprises, Inc.’s financial results for the third quarter and year-to-date period ended September 30, 2006.